UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010 (July 9, 2010)

MILLIPORE CORPORATION
(Exact name of registrant as specified in its charter)

MASSACHUSETTS	001-09781	04-2170233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Concord Road Billerica, Massachusetts	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 715-4321

Not Applicable
____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

                On July 14, 2010, pursuant to and in accordance with the Agreement and Plan of Share Exchange, dated as of February 28, 2010, (the “Share Exchange Agreement”), among Millipore Corporation (“Millipore” or the “Company”), Merck KGaA (“Merck”) and Concord Investments Corp., a wholly owned subsidiary of Merck (“Concord”), the Company effected the previously disclosed share exchange whereby Concord acquired all the issued and outstanding shares of common stock of the Company in exchange for the right to receive $107.00 per share, in cash, without interest (the “Share Exchange”).

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Changes to the Company's Board of Directors

On July 14, 2010, immediately prior to the effective time of the Share Exchange (the “Effective Time”), the Company’s Board of Directors (the “Board”) increased the number of directors constituting the whole Board to 13 and elected Dr. Bernd Reckmann, Mr. Olaf Klinger and Mr. Andreas Stickler to serve as a Class I, Class II and Class III director, respectively.

On July 14, 2010, effective as of the Effective Time and pursuant to and in accordance with the Share Exchange Agreement, the following members of the Board resigned from their positions as directors and from each committee of which they were members: Martin D. Madaus, Melvin D. Booth, Mark Hoffman, Maureen A. Hendricks, Robert C. Bishop, Robert S. Langer, Karen W. Welke, Edward M. Scolnick, Rolf Classon and John F. Reno.  The remaining members of the Board accepted these resignations and decreased the number of directors constituting the whole Board to three members to eliminate the resulting vacancies.

On July 15, 2010, Mr. Andreas Stickler tendered his resignation from the Board effective as of such date.  Following, Mr. Stickler’s resignation, the remaining members of the Board decreased the number of directors constituting the whole Board to two members.

Departures of Dr. Martin Madaus and Mr. Charles Wagner

Millipore has provided notice to Dr. Martin Madaus, Chairman of the Board, President and Chief Executive Officer, that, effective immediately following the Effective Time, Millipore has terminated Dr. Madaus’s employment without cause.  Dr. Madaus is entitled to receive all the benefits due to him upon such a termination under the previously disclosed Executive Termination Agreement between himself and Millipore, dated August 8, 2007, and amended March 23, 2010, in accordance with the terms of that agreement.

Millipore has also provided notice to Mr. Charles W. Wagner Jr., Vice President and Chief Financial Officer, that, effective immediately following the Effective Time, Millipore has terminated Mr. Wagner’s employment without cause.  Mr. Wagner is entitled to receive all the benefits due to him upon such a termination under the previously disclosed Executive Termination Agreement between himself and Millipore, dated September 10, 2007, and amended March 23, 2010, in accordance with the terms of that agreement.

Appointment of Officers

Effective as of the Effective Time, certain officers of the Company tendered their resignations to Millipore.  Immediately following the effectiveness of such resignations, the Company appointed new officers, including the appointment of (i) David P. Hutchinson as President, General Counsel and Secretary of Millipore and (ii) Anthony L. Mattacchione as Vice President and Chief Financial Officer of Millipore.

Mr. Hutchinson, age 47, has served Millipore as Assistant General Counsel since joining Millipore in 2005.  Prior to joining Millipore, Mr. Hutchinson was a partner at several law firms in Boston, including Choate, Hall & Stewart, where he practiced corporate law.

Mr. Mattacchione, age 47, has served Millipore as Vice President, Corporate Controller and Chief Accounting Officer since joining Millipore in 2006.  Prior to joining Millipore, Mr. Mattacchione served as Vice President, Corporate Controller and Treasurer of Gerber Scientific, Inc.

Neither Mr. Hutchinson nor Mr. Mattacchione has any family relationships with any director or executive officer of Millipore.  Neither Mr. Hutchinson nor Mr. Mattacchione has entered into any new arrangements with respect to compensation, and none of their existing compensation arrangements have been materially amended, in connection with their appointments to their new roles with Millipore.  No grants or awards were made to either Mr. Hutchinson or Mr. Mattacchione in connection with their appointments.

Employment, Consulting and other Agreements with Named Executive Officers

In connection with the Share Exchange, Concord has entered into agreements with several of Millipore's named executive officers providing for either continued employment or services as a consultant following the Effective Time.  Specifically, Concord entered into agreements with Dr. Martin D. Madaus and Messrs. Jean Paul Mangeolle, Peter Kershaw and Jeffrey Rudin.  The material terms of such agreements are described below.  Each such agreement became effective as of the Effective Time and the rights and obligations of Concord under the agreements were assigned by Concord to Millipore as of the Effective Time.

Consulting Agreement with Dr. Martin Madaus

On July 12, 2010, Concord entered into a consulting agreement with Dr. Madaus (the “Madaus Consulting Agreement”).  Pursuant to the Madaus Consulting Agreement, from the Effective Time through December 31, 2010 (unless the Madaus Consulting Agreement is terminated sooner by either party pursuant to its terms), Dr. Madaus will provide consulting services to Concord, which services will generally be consistent with his prior position as Chief Executive Officer of Millipore and may include providing assistance with respect to Merck-Millipore integration projects.  Dr. Madaus will perform the consulting services for at least one day per week, and will report to the President of Merck’s Millipore Division.  Concord will pay Dr. Madaus a consulting fee of $10,000 for each day during which Dr. Madaus provides such services, and Dr. Madaus will be entitled to a minimum fee of $10,000 for each week during the term of the agreement.  Either party may terminate the agreement at any time for any reason upon 30 days’ written notice to the other party.  Upon termination, Dr. Madaus will be entitled to payment only for accrued fees.

Dr. Madaus will remain bound by the restrictive covenants in the Officer Severance Agreement between himself and Millipore, dated August 8, 2007, for the period set forth in such agreement.

Employment Agreement with Jean Paul Mangeolle

On July 9, 2010, Concord entered into an employment agreement with Mr. Jean Paul Mangeolle (the “Mangeolle Employment Agreement”), which became effective at the Effective Time.  Pursuant to the Mangeolle Employment Agreement, Mr. Mangeolle will serve as the Executive Vice President, Head of Business Unit Process Solutions.  The term of the Mangeolle Employment Agreement expires March 31, 2013, unless the parties agree to extend the term or either party terminates earlier.  In exchange for the rights and benefits provided under the Mangeolle Employment Agreement (including the entitlement to severance as described below), Mr. Mangeolle has waived his rights under his prior arrangements with Millipore, including his rights to severance under the Executive Termination Agreement between himself and Millipore, dated September 10, 2007, and amended March 23, 2010, and the Officer Severance Agreement between himself and Millipore, dated September 10, 2007.

Pursuant to the Mangeolle Employment Agreement, Mr. Mangeolle’s annual base salary will remain at $401,495.  For 2010, Mr. Mangeolle will continue to have the same performance goals and target and maximum annual bonus opportunities as previously established under Millipore’s bonus program, except that, for the portion of 2010 following the Effective Time, Mr. Mangeolle’s bonus will be based on Millipore performance under a revised formula that measures performance according to “Revenue Growth” and “Operational Results” performance metrics but does not take into account the “Cash Flow” or “Peer Comparison” performance metrics otherwise in effect for 2010.  For years during the term following 2010, Mr. Mangeolle’s target bonus level will remain the same (which target is 75% of annual base salary); however, his annual bonus opportunity will be based on achievement of Merck-wide and Millipore performance goals as established by Concord.  For such years following 2010, Mr. Mangeolle will be eligible for a maximum annual bonus payout of 150% of target, except that for 2011, the maximum payout will be 150% of his annual base salary.

Mr. Mangeolle will be entitled to a target incentive opportunity under Merck’s Long-Term Incentive Program (the “LTIP”) of $820,000 for each three-year performance period during the term, except that (i) the 2010 LTIP grant will be prorated for the number of months in 2010 following the Effective Time and (ii) Mr. Mangeolle will not be entitled to a grant for 2013 unless the Mangeolle Employment Agreement is renewed or extended.  For each LTIP grant, Mr. Mangeolle’s maximum opportunity will be 150% of the target level.  In the event that Mr. Mangeolle’s employment terminates upon the expiration of the term on March 31, 2013, Mr. Mangeolle will be treated as a “good leaver” for purposes of each LTIP grant with respect to which there is an ongoing performance period as of such termination and, consequently, will be eligible for a prorated payment with respect to each such grant, subject to the terms of the LTIP.

Mr. Mangeolle will receive a signing bonus of $702,000 payable within two business days following the Effective Time.  If Mr. Mangeolle remains employed with Concord or an affiliate through December 31, 2011, he will be entitled to a retention bonus of $702,000.  Mr. Mangeolle will be entitled to an additional retention bonus of $429,000 if he remains employed with Concord or an affiliate through March 31, 2013.

In the event that Concord terminates Mr. Mangeolle’s employment without cause or Mr. Mangeolle terminates his employment for good reason (as described below) prior to the two-year anniversary of the Effective Time, Mr. Mangeolle will be entitled to a cash payment of $1,405,000, plus an additional payment equal to his target bonus prorated through the date of his termination.  In addition, he will be entitled to continuation of health, dental, disability and life insurance coverage for up to two years following termination.  All severance payments and benefits are subject to a release of claims against Concord and its affiliates.  The Mangeolle Employment Agreement does not provide for severance upon a termination after the two-year anniversary of the Effective Time.

For purposes of the Mangeolle Employment Agreement, “good reason” is generally defined as (i) the assignment to Mr. Mangeolle of any duties materially inconsistent with his position or a substantial diminution in the nature or status of Mr. Mangeolle’s responsibilities, in each case prior to January 1, 2012, (ii) the reduction of Mr. Mangeolle’s annual base salary, (iii) the failure by Concord to provide the compensation and benefits provided for in the Mangeolle Employment Agreement or (iv) a relocation of Mr. Mangeolle’s employment by more than 50 miles from Billerica, Massachusetts (or any subsequent location at which Mr. Mangeolle has consented to be based).  The Mangeolle Employment Agreement specifies that a reporting change will not constitute good reason.  Mr. Mangeolle is entitled to a full gross-up payment for any excise tax imposed in connection with Section 280G of the Internal Revenue Code (the “Code”).

Mr. Mangeolle is subject to covenants not to compete with Concord or any of its subsidiaries or affiliates, and not to solicit employees or clients of Concord or any of its subsidiaries or affiliates, during his employment and for a period of 24 months thereafter.

Employment Agreement with Peter Kershaw

On July 9, 2010, Concord entered into an employment agreement with Mr. Peter Kershaw (the “Kershaw Employment Agreement”), which became effective at the Effective Time.  Pursuant to the Kershaw Employment Agreement, Mr. Kershaw will serve as the Executive Vice President, Head of Global Operations.  The term of the Kershaw Employment Agreement expires March 31, 2013, unless the parties agree to extend the term or either party terminates earlier.  In exchange for the rights and benefits provided under the Kershaw Employment Agreement (including the entitlement to severance as described below), Mr. Kershaw has waived his rights under his prior arrangements with Millipore, including his rights to severance under the Executive Termination Agreement between himself and Millipore, dated September 10, 2007 and amended March 23, 2010, and the Officer Severance Agreement between himself and Millipore, dated September 10, 2007.

Pursuant to the Kershaw Employment Agreement, Mr. Kershaw’s annual base salary will remain at $346,490.  For 2010, Mr. Kershaw will continue to have the same performance goals and target and maximum annual bonus opportunities as previously established under Millipore’s bonus program, except that, for the portion of 2010 following the Effective Time, Mr. Kershaw’s bonus will be based on Millipore performance under a revised formula that measures performance according to “Revenue Growth” and “Operational Results” performance metrics but does not take into account the “Cash Flow” or “Peer Comparison” performance metrics otherwise in effect for 2010.  For years during the term following 2010, Mr. Kershaw’s target bonus level will remain the same (which target is 65% of annual base salary); however, his annual bonus opportunity will be based on achievement of Merck-wide and Millipore performance goals as established by Concord.  For such years following 2010, Mr. Kershaw will be eligible for a maximum annual bonus payout of 150% of target, except that for 2011, the maximum payout will be 150% of his annual base salary.

Mr. Kershaw will be entitled to a target LTIP grant of $535,000 for each three-year performance period during the term, except that (i) the 2010 LTIP grant will be prorated for the number of months in 2010 following the Effective Time and (ii) Mr. Kershaw will not be entitled to a grant for 2013 unless the Kershaw Employment Agreement is renewed or extended.  For each LTIP grant, Mr. Kershaw’s maximum opportunity will be 150% of the target level.  In the event that Mr. Kershaw’s employment terminates upon the expiration of the term on March 31, 2013, Mr. Kershaw will be treated as a “good leaver” for purposes of each LTIP grant with respect to which there is an ongoing performance period as of such termination and, consequently, will be eligible for a prorated payment with respect to each such LTIP grant, subject to the terms of the LTIP.

Mr. Kershaw will receive a signing bonus of $571,000 payable within two business days following the Effective Time.  If Mr. Kershaw remains employed with Concord or an affiliate through March 31, 2013, he will be entitled to a retention bonus of $942,000, which may increase to $1,413,000 based on the achievement of performance targets to be established by Concord relating to integration of Millipore and Merck.

In the event that Concord terminates Mr. Kershaw’s employment without cause or Mr. Kershaw terminates his employment for good reason (as described below) prior to the two-year anniversary of the Effective Time, Mr. Kershaw will be entitled to a cash payment of $1,143,000, plus an additional payment equal to his target bonus prorated through the date of his termination.  If Concord terminates Mr. Kershaw’s employment without cause or Mr. Kershaw terminates his employment for good reason following the two-year anniversary of the Effective Time, Mr. Kershaw will be entitled to a cash payment of $858,000, plus an additional payment equal to his target bonus prorated through the date of his termination.  Notwithstanding the preceding two sentences, if Mr. Kershaw terminates his employment for Good Reason at any time during the term of the Kershaw Employment Agreement and his assertion of the existence of Good Reason relies on a change in Mr. Kershaw’s direct supervisor, his cash severance will be limited to $572,000.  Following a qualifying termination either before or after the two-year anniversary of the Effective Time, Mr. Kershaw will be entitled to continuation of health, dental, disability and life insurance coverage for up to two years.  All severance payments and benefits are subject to a release of claims against Concord and its affiliates.

For purposes of the Kershaw Employment Agreement, “good reason” is generally defined as (i) the assignment to Mr. Kershaw of any duties materially inconsistent with his position or a substantial diminution in the nature or status of Mr. Kershaw’s responsibilities, (ii) the reduction of Mr. Kershaw’s base salary, (iii) the failure by Concord to provide the compensation and benefits provided for in the Kershaw Employment Agreement, (iv) a relocation of Mr. Kershaw’s employment by more than 50 miles from Billerica, Massachusetts (or any subsequent location at which Mr. Kershaw has consented to be based) or (v) a change in Mr. Kershaw’s direct supervisor to a person other than the individual who is President of Merck’s Millipore Division immediately following the Effective Time unless such reporting change is mutually agreed upon by Concord and Mr. Kershaw.  Mr. Kershaw is entitled to a full gross-up payment for any excise tax imposed in connection with Section 280G of the Code.

Mr. Kershaw is subject to covenants not to compete with Concord or any of its subsidiaries or affiliates, and not to solicit employees or clients of Concord or any of its subsidiaries or affiliates, during his employment and for a period of 24 months thereafter.

Transition Agreement with Jeffrey Rudin

On July 9, 2010, Concord entered into a transition agreement with Mr. Jeffrey Rudin (the “Rudin Transition Agreement”), which became effective at the Effective Time.  Pursuant to the Rudin Transition Agreement, Mr. Rudin will work full-time as an employee of Concord for one month following the Effective Time and during that time will assist Concord with respect to transition and integration matters arising from the Share Exchange that are related to Mr. Rudin’s duties with Millipore prior to the Effective Time.  During the one-month term of the Rudin Transition Agreement, Mr. Rudin will be entitled to a base salary at an annual rate of $363,437 and will be entitled to bonus opportunities for 2010 as previously established by Millipore, except that Mr. Rudin’s bonus will be fixed at his current target bonus opportunity of 55% of base salary for the period from the Effective Time through his termination.

In exchange for the rights and benefits provided under the Rudin Transition Agreement (including the entitlement to severance as described below), Mr. Rudin has waived his rights under his prior arrangements with Millipore, including his right to severance under the Executive Termination Agreement between himself and Millipore, dated September 10, 2007 and amended March 23, 2010, and the Officer Severance Agreement between himself and Millipore, dated September 10, 2007.

Upon Mr. Rudin’s termination of employment on the one-month anniversary of the Effective Time or, if earlier, his termination of employment by the Company without cause, by Mr. Rudin for good reason (as described below) or by reason of death or disability, Mr. Rudin will be entitled to receive a cash severance payment of $1,127,000, plus an additional payment representing his bonus prorated through the date of his termination.  In addition, he will be entitled to continuation of health, dental, disability and life insurance coverage for up to two years following termination.  All severance payments are subject to a release of claims against Concord and its affiliates.

For the purposes of the Rudin Transition Agreement, “good reason” is generally defined as only (i) a relocation of Mr. Rudin’s employment by more than 50 miles from Billerica, Massachusetts (or any subsequent location at which Mr. Rudin has consented to be based) or (ii) the material breach by Concord of its payment obligations under the Rudin Transition Agreement.  Mr. Rudin is entitled to a full gross-up payment for any excise tax imposed in connection with Section 280G of the Code.

Mr. Rudin is subject to covenants not to compete with Millipore and its subsidiaries as in existence immediately prior to the Effective Time, and not to solicit employees or clients of Millipore or Millipore’s subsidiaries and affiliates as in existence immediately prior to the Effective Time, during his employment and for a period of 12 months thereafter.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLIPORE CORPORATION

Date: July 15, 2010	By:	/s/ David P. Hutchinson
Name: David P. Hutchinson
Title: President